SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted
☒ Definitive Proxy Statement	by Rule 14a-6(e)(2))
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

SAL TRUST PREFERRED FUND I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SAL TRUST PREFERRED FUND I
800 Shades Creek Parkway, Suite 700
Birmingham, AL 35209
1-877-978-3763

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 17, 2002

     This is the formal agenda for your fund’s annual shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

     TO THE SHAREHOLDERS OF SAL TRUST PREFERRED FUND I:

     The annual meeting of shareholders of your fund will be held at its offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama, 35209 on September 17, 2002 at 10:00 a.m., Birmingham time, to consider the following:

1.	To elect the three trustees of the fund, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified;

2.	To ratify the selection of KPMG LLP as the fund’s independent public accountants for the fiscal year ending December 31, 2002; and

3.	To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS.

     Shareholders of record as of the close of business on August 14, 2002 are entitled to vote at the meeting and any related follow-up meetings.

By Order of the Board of Trustees,

/s/ F. Eugene Woodham F. Eugene Woodham, SECRETARY August 16, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2002
INTRODUCTION
WHO IS ELIGIBLE TO VOTE
METHOD OF SOLICITATION AND EXPENSES
PROPOSAL 1
ELECTION OF BOARD OF TRUSTEES
COMPENSATION TABLE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
INFORMATION CONCERNING THE MEETING

SAL TRUST PREFERRED FUND I
800 Shades Creek Parkway, Suite 700
Birmingham, Alabama 35209
1-877-978-3763
______________

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 17, 2002
_______________________

INTRODUCTION

     This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at the annual meeting of shareholders of your fund. This meeting will be held at the fund’s offices at 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209, at 10:00 a.m., Birmingham time, on September 17, 2002, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of annual meeting of shareholders.

     This proxy statement and the enclosed proxy card are being mailed to shareholders on or about August 16, 2002. The annual report for the fund for its most recently completed fiscal year was previously mailed to shareholders. Enclosed with this proxy statement is the fund’s semi-annual report for the six month period ending June 30, 2002.

     The fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the fund’s annual report should direct all written requests to the attention of F. Eugene Woodham, Secretary, at the address and telephone number listed above.

WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the fund as of the close of business on August 14, 2002 (the “record date”) are entitled to vote on all of the fund’s business at the annual shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee and to approve the other proposals. If any other business comes before the annual shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

METHOD OF SOLICITATION AND EXPENSES

     The cost of preparing, assembling and mailing this proxy statement, the notice of annual meeting of shareholders and the accompanying proxy card will be borne by the fund and will be reimbursed by the three banks whose trust preferred securities make up substantially all of the fund’s assets. In addition to soliciting proxies by mail, the fund may, at its expense, have one or more of the fund’s officers, representatives or compensated third-party agents aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

     Persons holding shares as nominees will be reimbursed by the fund, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

PROPOSAL 1

ELECTION OF BOARD OF TRUSTEES

     Shareholders of the fund are being asked to consider the election of three nominees to the board of trustees of the fund, James S. Holbrook, Jr., Robert M. Couch and James A. Taylor. All of the nominees for election to the fund’s board currently serve as trustees for the fund. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is duly elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. If any nominee should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by the fund’s board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of the fund.

Board of Trustees and Executive Officers

     The following table sets forth each (i) nominee’s position(s) with the fund and (ii) each executive officer of the fund, and his or her age, address, principal occupation and employment during the past five years and any other directorship held. The table also indicates the year during which he or she first became a trustee of the fund and the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on August 14, 2002.

Number of Shares
Name, Age, Position with	Principal Occupations and	Beneficially
the Fund and Business Address	Other Affiliations During the Past Five Years	Owned

James S. Holbrook, Jr.(*), 58, Chairman of the Board, Trustee and President since 1999, 800 Shades Creek Parkway, Suite 700 Birmingham, Alabama 35209	Chairman of the Board and CEO of Sterne, Agee & Leach, Inc., the managing underwriter for the fund’s initial public offering, since 1990 and Co-Chairman of the Board and CEO of its holding company, Sterne, Agee & Leach Group, Inc. (“SAL Group”), since SAL Group’s formation in 1996. Mr. Holbrook serves as the Chairman of the Board for each of SAL Group’s other subsidiaries, which include the investment advisor to the fund, Sterne Agee Asset Management, Inc., and the custodian of the fund, The Trust Company of Sterne, Agee & Leach, Inc.	7,700(**)

Robert M. Couch, 46, Trustee since 1999, 1900 Crestwood Boulevard, Birmingham, AL 35210	Executive Vice President of New South Bancshares, Inc. since 1994; President of New South Federal Savings Bank since June 1997; Director of New South Federal Savings Bank since January 1995; Vice Chairman of New South Federal Savings Bank from March 1995 until June 1997; President of Collateral Mortgage Ltd. since August 1995; and Executive Vice President of Collateral Mortgage, Ltd. from October 1993 to August 1995.	-0-

James A. Taylor, 61, Trustee since 1999,	Chairman of the Board and Chief Executive Officer of The Banc Corporation, a Delaware	-0-

Number of Shares
Name, Age, Position with	Principal Occupations and	Beneficially
the Fund and Business Address	Other Affiliations During the Past Five Years	Owned

17 North 20th Street, Birmingham, Alabama 35203	bank holding company based in Birmingham, Alabama since its incorporation in April 1998; President of The Banc Corporation since its incorporation in April 1998 until November 1998 and from February 1999 until September 2000; Chairman of the Board, President and Chief Executive Officer of Warrior Capital Corporation, an Alabama banking corporation from October 1997 until its merger into The Banc Corporation in September 1998; Founder, Chairman of the Board and Chief Executive Officer of Alabama National BanCorporation (“ANB”), a publicly-traded bank holding company based in Birmingham, Alabama from its incorporation in 1986 until his retirement in April 1996; Chairman of the Board and Chief Executive Officer of various banks and bank holding companies that ultimately comprised ANB from 1981 until 1996. Mr. Taylor also currently serves on the Board of Directors of the American Sports Medicine Institute and Southern Energy Homes, Inc.

F. Eugene Woodham(*), 51, Secretary and Treasurer since 1999, 800 Shades Creek Parkway, Suite 125 Birmingham, Alabama 35209	Chief Financial Officer of Sterne, Agee & Leach, Inc., the managing underwriter for the fund’s initial public offering, since 1995 and its holding company SAL Group, since SAL Group’s formation in 1996. Mr. Woodham serves on the Board of Directors for each of SAL Group’s other subsidiaries, which include the investment advisor to the fund, Sterne Agee Asset Management, Inc., and the custodian of the fund, The Trust Company of Sterne, Agee & Leach, Inc. For the nine years prior to 1995, Mr. Woodham served in various capacities with Secor Bank, Federal Savings Bank, most recently as President and Chairman of the Board of Directors (after its acquisition by Regions Bank in 1993)	-0-

*	Messrs. Holbrook and Woodham are “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.

**	As of August 15, 2002, James S. Holbrook, Jr. may be deemed to beneficially own 4,000 shares held by Sterne Agee Asset Management, Inc., 700 shares held by Sterne, Agee & Leach, Inc. and 3,000 shares held by The Sterne, Agee & Leach Charitable Trust. As stated above, Mr. Holbrook serves as the Chairman of the Board of Sterne Agee Asset Management, Inc. and Sterne, Agee & Leach, Inc. and is the Co-Chairman of the Board and Chief Executive Officer of its holding company, Sterne, Agee & Leach Group, Inc. Also, Mr. Holbrook is a trustee of The Sterne, Agee & Leach Charitable Trust. Mr. Holbrook, however, disclaims beneficial ownership of such 7,700 shares.

     During the fiscal year ended December 31, 2001, the board of trustees held four meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees, if any, held during the fiscal year ended December 31, 2001.

Audit Committee

     The audit committee consists of Messrs. Holbrook, Taylor and Couch, the fund’s trustees who are independent in accordance with Section 121(A) of the AMEX Listing Standards as confirmed by letter of the AMEX dated June 11, 2001. The fund adopted a written Audit Committee Charter on December 8, 1999. The functions of the audit committee include recommending independent auditors to the trustees, monitoring the independent auditors’ performance including meeting with the independent auditors as necessary, reviewing the results of audits and responding to certain other matters deemed appropriate by the trustees. During 2001, the audit committee met one time on February 28, 2001.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who beneficially own more than 10% of the Common Stock (“Section 16 Insiders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Section 16 Insiders are required by the SEC regulations to furnish the Company with copies of all SEC forms required under Section 16(a) of the Securities Exchange Act of 1934 (“Section 16(a) Forms”). Based solely on review of the Section 16(a) Forms as furnished to the Company, the Company believes that for the period from January 1, 2001 through December 31, 2001, all Section 16 Insiders filed their Section 16(a) Forms in a timely manner.

Remuneration of Trustees and Officers

     The following table provides information regarding the compensation paid by the fund to the non-officer trustees for their services during the year ended December 31, 2001. There are no other investment companies affiliated with the fund. The fund does not pay any salary or other compensation to its officers.

COMPENSATION TABLE

Aggregate
Compensation from
Name of Person and Position	the Fund

James S. Holbrook, Jr., President and Chairman of the Board	-0-
James A. Taylor, Trustee	$12,000 (1)
Robert M. Couch, Trustee	$12,000 (1)
F. Eugene Woodham, Treasurer and Secretary	-0-

(1)	The fund pays $3,000 per meeting of the board of trustees, whether in person or by teleconference, to each of the non-officer trustees of the fund.

Investment Adviser, Custodian and Principal Underwriter

     Sterne Agee Asset Management, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as investment adviser to the fund. The Trust Company of Sterne, Agee & Leach, Inc., 800 Shades Creek Parkway, Suite 125, Birmingham, Alabama 35209, serves as custodian for the fund. Sterne, Agee & Leach, Inc., whose executive offices are located at 800 Shades Creek Parkway, Suite 700,

Birmingham, Alabama 35209 served as the principal underwriter for the fund’s initial public offering on September 27, 1999.

Interested Party Transactions

     As stated above, Messrs. Holbrook and Woodham are principals of Sterne, Agee & Leach Group, Inc., the parent company for each of the fund’s investment advisor, Sterne Agee Asset Management, Inc. and the fund’s custodian, The Trust Company of Sterne, Agee & Leach, Inc. The fund pays Sterne Agee Asset Management, Inc. a fee for serving as investment advisor equal to .10% of the fund’s net asset value as calculated each quarter which resulted in fees of $4,961 for the period from the fund’s inception until December 31, 1999, $12,994 from January 1, 2000 to December 31, 2000 and $20,317 from January 1, 2001 to December 31, 2001. The fund pays The Trust Company of Sterne, Agee & Leach, Inc. a fee for serving as custodian equal to .08% of fund’s net asset value as calculated each quarter which resulted in fees of $3,969 for the period from inception to December 31, 1999 and $10,394 for the period from January 1, 2000 to December 31, 2000 and $16,254 from January 1, 2001 to December 31, 2001.

Required Vote

     In accordance with the fund’s declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the three nominees receiving the greatest number of votes will be elected to the board.

Recommendation

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF EACH OF THE NOMINEES.

REPORT OF THE AUDIT COMMITTEE

     On December 8, 1999, the Board of Trustees adopted an Audit Committee Charter setting out the audit related functions the audit committee is to perform. A copy of the Audit Committee Charter was attached to the Proxy Statement for the 2000 Annual Meeting. All of the members of the Board of Trustees serve on the audit committee and are independent as defined by the Section 121(A) of the AMEX Listing Standards. The audit committee oversees the Company’s financial reporting process on behalf of the Board of Trustees.

     The primary functions of the audit committee include recommending independent auditors to the Trustees, monitoring the independent auditor’s performance including meeting with the independent auditors as necessary, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees.

     The audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and with the Company’s independent public accountants. The audit committee discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The audit committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and discussed with the auditors the auditors’ independence.

     The Board of Trustees has considered whether the non-audit services provided by the Company’s auditors in connection with the year ended December 31, 2001 were compatible with the auditor’s independence.

     Based on the reviews and discussions referred to above, the Board of Trustees recommended that the Company’s audited financial statements prepared by Arthur Andersen LLP be included in its Annual Report on Form N-SAR for the fiscal year ended December 31, 2001.

     Due to the fact that the Birmingham branch of Arthur Andersen LLP has been closed and the majority of its personnel, including the fund’s account manager, have moved to KPMG LLP, the Board of Trustees has selected KPMG LLP, subject to stockholder approval, to be employed as the Company’s independent auditors to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the SEC during the ensuing year.

James S. Holbrook, Jr. Robert M. Couch James A. Taylor

PROPOSAL 2

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP has served as your fund’s independent public accountants since its inception but has been replaced by KPMG LLP as the Birmingham office of Arthur Andersen LLP has been closed and the majority of its Birmingham practice was acquired by KPMG LLP. Audit services during the fiscal year ending December 31, 2002 will consist of examinations of the fund’s financial statements and reviews of the fund’s filings with the Securities and Exchange Commission.

     The fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund has selected KPMG LLP as the fund’s independent public accountants for the fiscal year ending December 31, 2002. A representative of KPMG LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG LLP has advised the fund that it has no direct or indirect financial interest in the fund.

Required Vote

     The ratification of the selection of KPMG LLP as your fund’s independent public accountants for the fiscal year ending December 31, 2002 requires the affirmative vote of a majority of the fund’s shares, present in person or by proxy and entitled to vote at the meeting.

Recommendation

     THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF KPMG LLP AS YOUR FUND’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

Audit Fees, Financial Information System Design and Implementation Fees and all other fees.

     The aggregate fees of Arthur Andersen, LLP for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal year ended December 31, 2001, were $15,000. The Company also paid an additional $4,900 to Arthur Andersen, LLP during the fiscal year ended December 31, 2001 for tax preparation.

Change in Independent Auditors.

     The Audit Committee annually considers and recommends to the Board the selection of the funds independent auditors. The Board decided to change auditors for the fund to KPMG LLP from Arthur Andersen LLP. The appointment of KPMG LLP is subject to the ratification of the shareholders.

     Arthur Andersen’s report on the financial statements of the fund for the past two years do not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the funds two most recent fiscal years and subsequent interim periods, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the fund’s financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

     Arthur Andersen’s report on the fund’s financial statements for 2001 does not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

INFORMATION CONCERNING THE MEETING

Outstanding Shares and Quorum

     As of the record date, 793,704 shares of beneficial interest of the fund were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Ownership of Shares of the Fund

     To the knowledge of the fund, as of the record date, no persons owned of record or beneficially 5% or more of the outstanding shares of the fund as of August 14, 2002 except that Cede and Co., Box 20, Bowling Green Station, New York, NY 10004-0001, held 744,729 shares as nominee.

Shareholder Proposals

     Shareholder proposals to be presented at the next meeting of shareholders, whenever held, must be received at the fund’s offices, 800 Shades Creek, Suite 700, Birmingham, Alabama 35209, Attn.: F. Eugene Woodham, Secretary, by May 20, 2003 in accordance with the requirements of Rule 14a-8 under the Exchange Act. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included.

Shares Held in Retirement Plans

     The trustee or custodian of certain retirement plans is permitted to vote any shares held in such plans in proportion to the percentages voted by shareholders in person and by proxy, or in some cases, if necessary to obtain a quorum.

Proxies, Quorum and Voting at the Meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the fund. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder present at the meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in the proxy statement). In the event that at the time any session of the meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the board of trustees, have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote AGAINST a proposal. However, if a broker or nominee holding shares in “street name” indicates on the proxy card that it does NOT have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a “broker non-vote” has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the fund’s shares present at the meeting, if more than 50% of the outstanding shares (excluding the “broker non-votes”) are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund, a “broker non-vote” has the same effect as a vote against that proposal because shares represented by a “broker non-vote” are considered to be outstanding shares.

Other Business

     While the meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of annual meeting of shareholders. However, if any additional matters properly come before the meeting, and on all matters incidental to the conduct of the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

SAL TRUST PREFERRED FUND I

PROXY FOR THE MEETING OF SHAREHOLDERS

To be held September 17, 2002

    I (we), having received notice of the meeting and management’s proxy statement therefor, and revoking all prior proxies, hereby appoint James S. Holbrook, Jr. and F. Eugene Woodham, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the meeting of shareholders of my (our) fund to be held on Tuesday, September 17, 2002, at 10:00 a.m. (Birmingham time) at the offices of the fund, 800 Shades Creek Parkway, Suite 700, Birmingham, Alabama 35209 and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

PROPOSAL 1. To elect Trustees. The nominees for Trustees are:

01 James S. Holbrook Jr. 02 James A. Taylor 03 Robert M. Couch

☐  FOR ALL            ☐  WITHHOLD ALL            ☐  FOR ALL EXCEPT (as marked below)

To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

PROPOSAL 2. To ratify the selection of KPMG LLP as the fund’s independent public accountants for the fiscal year ending December 31, 2002.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS.

Date:	, 2002

Signature

Signature(s)
NOTE: In signing, please write name(s) exactly as appearing hereon. Then signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.